All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final offering memorandum.

Preliminary Structural and Collateral Term Sheet

August 3, 2005

$413,262,000 (Approximate of Senior Certificates)
GSR Mortgage Loan Trust 2005-7F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-7F

Overview of the Track 3 Offered Certificates

Class	Certificate Balance ($)(1)	Anticipated Ratings: (2 of 3: S&P, Fitch or Moody’s)	Certificate Rate	Avg. Life (yrs) (2) (3)
3A1	182,964,000	AAA/AAA	(4)	2.52
3A2	182,964,000	AAA/AAA	(4)	2.52
3A3	45,471,000	AAA/AAA	6.00%	10.15

(1)

The principal balances of the Offered Certificates are calculated using July 2005 scheduled balances rolled one month to August. The actual balances of the offered certificates will be calculated on the scheduled balance of the underlying collateral after the September 2005 Distribution Date.

(2)

Assuming payment based on the pricing speed of 100 PPC. Subject to 10% variance, depending on final collateral.

(3)

The rated final maturity is expected to be on the Distribution Date occurring in September 2035.

(4)

The Pass-Through Rate for the Class 3A1 Certificates will be equal to the lesser of (i) LIBOR + 0.50% and (ii) 6.00%. To the extent that the Pass-Through Rate for the Class 3A1 Certificates is capped at 6.00%, the Class 3A1 Certificates will be entitled to receive from available funds in the Basis Risk Reserve Fund, an amount equal to LIBOR minus 5.50%, with an upper collar of 9.50%.

(5)

The Pass-Through Rate for the Class 3A2 Certificates will be equal to the greater of (i) 5.50% minus LIBOR and (ii) zero.

Mortgage Loan Aggregate Characteristics(1)(4)

Preliminary Collateral Information[1]	Track 3	Deal Total
Total Outstanding Principal Balance (+/- 10%):	$237,000,000	$428,250,000
Average Current Principal Balance of the Mortgage Loans (000’s)[2] (+/-10%)	$503	$508
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	6.200%	6.052%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.249%	0.249%
Weighted Average Amortized Term To Maturity (Months) (+/- 3 months):	348	348
Weighted Average Seasoning (Months) (+/- 3 months):	9	9
Weighted Average Current Loan-To-Value Ratio (+/- 10%):	70%	69%
Owner Occupied (+/- 10%):	92%	93%
Single Family and PUD (+/- 10%):	89%	90%
Current FICO (+/- 10):	732	733
California Concentration:	<50%	<50%
IO Loan Percentage (+/- 10%):	13%	16%
Servicers[3]: BOA: Countrywide[5]: GMAC: Nat City: SunTrust: Wells Fargo:	1% 22% Less than 1% Less than 1% 5% 70%	1% 22% 1% 3% 11% 62%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2 This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3 Totals may not sum to 100% due to rounding.

4 Subject to change.

5 A certain number of Mortgage Loans in Collateral Group 3 are currently sub-serviced by Counrtywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuant to the Goldman Sachs residential mortgage conduit program.

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you.  Goldman, Sachs & Co. does not provide accounting, tax or legal advice.  In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

■

Collateral consists of approximately $428 million of primarily 30 year, conventional fixed-rate one- to four-family, first lien mortgage loans (the “Mortgage Loans”).

■

It is anticipated that the “Offered Certificates” will be rated “AAA” by 2 of 3: S&P, Moody’s or Fitch.

■

The transaction will be modeled on Bloomberg as “GSR 05-7F 3A1.”

■

The Trustee will be assigned a 1 month LIBOR interest rate cap agreement (the “Interest Rate Cap”) available only to pay Class 3A1 Basis Risk Shortfalls in the manner described herein.  The Interest Rate Cap will have an initial notional amount of approximately $182,964,000, a term of 91 months beginning on the 1st distribution date, and the class will receive a payment under the cap contract with respect to any distribution date on which one-month LIBOR exceeds 5.50% with an upper collar of 9.50%.  The Interest Rate Cap notional amounts are detailed in the amortization schedule table below. (See Appendix A for the Interest Rate Corridor Notional Amount).

Time Table

Expected Closing Date:	On or before August 26, 2005
Cut-off Date:	August 1, 2005
First Distribution Date:	September 26, 2005

Key Terms

Offered Certificates:	Class 3A1, Class 3A2, and the Class 3A3 Certificates
Depositor:	GS Mortgage Securities Corp.
Servicers:	Bank of America, National Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, National City Mortgage Co., SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.
Master Servicer:	JPMorgan Chase Bank, National Association
Securities Administrator:	JPMorgan Chase Bank, National Association
Trustee:	Wachovia Bank, National Association
Distribution Date:	The 25th day of the month or the next business day.
Record Date:	For any Distribution Date, the last business day of the Interest Accrual period for such Offered Certificates.
Delay Days:	0 days for the Class 3A1 and 3A2 Certificates and 24 days for the Class 3A3 Certificates
Pricing Prepayment Assumption:	CPR starting at 8% CPR in the loan’s first month, increasing to 20% CPR in month 12 (a 1.090909% increase per month), and remaining at 20% CPR thereafter
Day Count:	30/360
Interest Accrual Period:

The accrual period for the Class 3A1 and 3A2 Certificates for each Distribution Date is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.  The interest accrual period for the Class 3A3 Certificates is the 1st through the 30th of the month immediately preceding the month in which such Distribution Date occurs.

Offering Type:	Public
Interest Rate Corridor Provider:	Goldman Sachs Matsui Marine Derivative Products. The long term unsecured debt obligations of the Interest Rate Cap Provider are rated Aaa by Moody’s, and AA+ by S&P.
Servicer Advancing:	Yes, subject to recoverability
Compensating Interest:	Yes, to the extent of the servicing fee for such Distribution Date
Clean-up Call:	1% of the Cut-off Date principal balance of the Mortgage Loans
Rating Agencies:	2 of 3: S&P, Moody’s or Fitch
Minimum Denomination:	$25,000 for the Class 3A1 and the Class 3A3 Certificates, and $1,000,000 for the Class 3A2 Certificates
Legal Investment:	It is anticipated that all of the Certificates will constitute SMMEA securities
ERISA Eligible:	The Offered Certificates are expected to be ERISA eligible
Credit Enhancement:	Credit Support is in the form of a senior/subordinate, shifting interest structure and a five year prepayment lockout. The Collateral Groups are cross-collateralized.
Tax Treatment:

All Offered Certificates represent REMIC regular interests. The Class 3A1 Certificates will also represent the beneficial ownership of certain rights with respect to a limited recourse corridor agreement.

Priority of Payments

■

Beginning in September 2005, and on each Distribution Date thereafter, to the extent funds are available from the Trust, which will be the sum of all payments of principal and interest received on the underlying Mortgage Loans, distributions to Class 3A1, 3A2 and 3A3 Certificates will be made in the following order of priority:

To each of the Class 3A1, 3A2 and 3A3 Certificates, Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such class;

To the Class 3A1 and 3A3 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Collateral Group 3 for such Distribution Date, in the following order of priority:

(a)

to the Class 3A3 Certificate, up to the NAS Priority Amount, until the Class Principal Balance of such certificate is reduced to zero;

(b)

to the Class 3A1 Certificate, until the Class Principal Balance of each such certificate is reduced to zero; and

(c)

to the Class 3A3 Certificate, until the Class Principal Balance of such certificate is reduced to zero.

The “NAS Priority Amount” for any Distribution Date is equal to the lesser of (i) the sum of (x) the product of the NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date and (ii) the Certificate Balance of the Class 3A3 Certificate immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the 3A3 Certificates shall be entitled to its pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of the Class 3A-1 and Class 3A-2 Certificates have been reduced to zero, the Class 3A-3 Certificate shall be entitled to any remaining Senior Principal Distribution Amount for Collateral Group 3 and thereafter, the NAS Priority Amount will equal the Senior Principal Distribution Amount for Collateral Group 3.  The “NAS Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Certificate Balance of the Class 3A-3 Certificate immediately prior to such date by (y) the aggregate Certificate Balance of the Class 3A1 and 3A3 Certificates immediately prior to such date.

The “NAS Scheduled Principal Percentage” for any Distribution Date during the five years beginning on the first Distribution Date will be 0%.  Thereafter, the NAS Scheduled Principal Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be 100%.  The “NAS Prepayment Shift Percentage” for any Distribution Date during the five years beginning on the first Distribution Date will be 0%.  Thereafter, the NAS Prepayment Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

Interest Rate Cap

■

On any Distribution Date, amounts paid by the Interest Rate Cap Provider to the Trustee will be available to make distributions on behalf of the Trust for distribution, first, to the Class 3A-1 Certificate to pay Class 3A1 Basis Risk Shortfalls up to an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 9.50% per annum) over 5.50% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Interest Rate Cap for such Distribution Date and (y) the Certificate Principal Balance of the Class 3A1 Certificate for such Distribution Date, second, to pay Class 3A1 Basis Risk Shortfalls remaining unpaid from prior Distribution Dates, and third, the remainder to the Basis Risk Reserve Fund.

■

Basis Risk Reserve Fund –The Basis Risk Reserve Fund will not be an asset of any REMIC, nor will it be an asset of the Trust, but instead will be held in the separate interest trust for the benefit of the holders of the Class 3A1 Certificate and the Class X Certificates. After Interest Rate Cap Amounts have been applied to reduce any Basis Risk Shortfalls on the Class 3A1 Certificates as described herein, amounts in the Basis Risk Reserve Fund will be used to make payments to the Holders of the Class 3A1 Certificates with respect to any unpaid Basis Risk Shortfalls on such Certificates from prior Distribution Dates.  The Class X Certificates represent the right to receive certain amounts on deposit in the Basis Risk Reserve Fund on the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balance of the Class 3A1 Certificates is reduced to zero and (ii) the optional termination of the Trust.

■

Class 3A1 Pass-Through Rate - The Class 3A1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.50% and (ii) 6.00%.

■

Class 3A1 Basis Risk Shortfalls - As to any Distribution Date, an amount equal to the excess, if any, of interest that would otherwise be due on such class of certificates at the Class 3A1 Pass-Through Rate with a maximum of 10.00% per annum over interest due on such class of certificates at a rate equal to 6.00%.

Appendix A

The Interest Rate Corridor Notional Amount Amortization Schedule

Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)	Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)	Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)
1	08/25/05	182,964,000.00	41	12/25/08	55,480,043.41	81	04/25/12	3,805,342.95
2	09/25/05	178,951,859.66	42	01/25/09	53,355,565.24	82	05/25/12	3,254,601.49
3	10/25/05	174,754,983.05	43	02/25/09	51,272,069.34	83	06/25/12	2,719,595.38
4	11/25/05	170,604,842.55	44	03/25/09	49,228,780.02	84	07/25/12	2,199,986.49
5	12/25/05	166,500,537.40	45	04/25/09	47,224,936.19	85	08/25/12	1,695,443.36
6	01/25/06	162,441,276.58	46	05/25/09	45,259,791.06	86	09/25/12	1,366,723.88
7	02/25/06	158,426,377.08	47	06/25/09	43,332,611.91	87	10/25/12	1,048,654.29
8	03/25/06	154,455,261.78	48	07/25/09	41,442,679.77	88	11/25/12	740,978.18
9	04/25/06	150,527,457.03	49	08/25/09	39,589,289.23	89	12/25/12	443,444.61
10	05/25/06	146,642,589.70	50	09/25/09	37,771,748.14	90	01/25/13	155,807.96
11	06/25/06	142,800,383.96	51	10/25/09	35,989,377.36	91	02/25/13	0
12	07/25/06	139,000,657.60	52	11/25/09	34,241,510.56
13	08/25/06	135,273,556.07	53	12/25/09	32,527,493.95
14	09/25/06	131,617,709.73	54	01/25/10	30,846,686.02
15	10/25/06	128,031,774.64	55	02/25/10	29,198,457.37
16	11/25/06	124,514,432.06	56	03/25/10	27,582,190.44
17	12/25/06	121,064,387.95	57	04/25/10	25,997,279.30
18	01/25/07	117,680,372.54	58	05/25/10	24,443,129.44
19	02/25/07	114,361,139.90	59	06/25/10	22,919,157.53
20	03/25/07	111,105,467.42	60	07/25/10	21,424,791.27
21	04/25/07	107,912,155.46	61	08/25/10	19,959,469.09
22	05/25/07	104,780,026.86	62	09/25/10	18,898,057.61
23	06/25/07	101,707,926.56	63	10/25/10	17,862,515.64
24	07/25/07	98,694,721.14	64	11/25/10	16,852,324.71
25	08/25/07	95,739,298.49	65	12/25/10	15,866,976.27
26	09/25/07	92,840,567.33	66	01/25/11	14,905,971.52
27	10/25/07	89,997,456.89	67	02/25/11	13,968,821.26
28	11/25/07	87,208,916.48	68	03/25/11	13,055,045.65
29	12/25/07	84,473,915.14	69	04/25/11	12,164,174.09
30	01/25/08	81,791,441.26	70	05/25/11	11,295,745.02
31	02/25/08	79,160,502.23	71	06/25/11	10,449,305.73
32	03/25/08	76,580,124.07	72	07/25/11	9,624,412.25
33	04/25/08	74,049,351.10	73	08/25/11	8,820,629.14
34	05/25/08	71,567,245.59	74	09/25/11	8,130,987.79
35	06/25/08	69,132,887.41	75	10/25/11	7,460,043.06
36	07/25/08	66,745,373.74	76	11/25/11	6,807,398.56
37	08/25/08	64,403,818.69	77	12/25/11	6,172,665.71
38	09/25/08	62,107,353.04	78	01/25/12	5,555,463.54
39	10/25/08	59,855,123.89	79	02/25/12	4,955,418.58
40	11/25/08	57,646,294.40	80	03/25/12	4,372,164.69